                                    EXHIBIT C
                             TO CUSTODIAN AGREEMENT
                             EFFECTIVE JUNE 20, 2007

                                  SERIES NAMES

            Separate Series of First American Investment Funds, Inc.

Name of Series                          Date Added
--------------                          ----------
Balanced Fund                             7/1/2006
Equity Income Fund                        7/1/2006
Equity Index Fund                         7/1/2006
Large Cap Growth Opportunities Fund       7/1/2006
Large Cap Select Fund                     7/1/2006
Large Cap Value Fund                      7/1/2006
Mid Cap Growth Opportunities Fund         7/1/2006
Mid Cap Index Fund                        7/1/2006
Mid Cap Value Fund                        7/1/2006
Real Estate Securities Fund               7/1/2006
Small Cap Growth Opportunities Fund       7/1/2006
Small Cap Index Fund                      7/1/2006
Small Cap Select Fund                     7/1/2006
Small Cap Value Fund                      7/1/2006
Small-Mid Cap Core Fund                   7/1/2006
Core Bond Fund                            7/1/2006
High Income Bond Fund                     7/1/2006
Inflation Protected Securities Fund       7/1/2006
Intermediate Government Bond Fund         7/1/2006
Intermediate Term Bond Fund               7/1/2006
Short Term Bond Fund                      7/1/2006
Total Return Bond Fund                    7/1/2006
U.S. Government Mortgage Fund             7/1/2006
Arizona Tax Free Fund                     7/1/2006
California Intermediate Tax Free Fund     7/1/2006
California Tax Free Fund                  7/1/2006
Colorado Intermediate Tax Free Fund       7/1/2006
Colorado Tax Free Fund                    7/1/2006
Intermediate Tax Free Fund                7/1/2006
Minnesota Intermediate Tax Free Fund      7/1/2006
Minnesota Tax Free Fund                   7/1/2006
Missouri Tax Free Fund                    7/1/2006
Nebraska Tax Free Fund                    7/1/2006
Ohio Tax Free Fund                        7/1/2006
Oregon Intermediate Tax Free Fund         7/1/2006
Short Tax Free Fund                       7/1/2006
Tax Free Fund                             7/1/2006
Quantitative Large Cap Core Fund         6/20/2007
Quantitative Large Cap Growth Fund       6/20/2007
Quantitative Large Cap Value Fund        6/20/2007